UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2003

TECHNICAL OLYMPIC USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23677	76-0460831

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500 N Hollywood, Florida	33021

(Address of principal executive offices)	(Zip code)

(954) 364-4000

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

     On October 31, 2003, Technical Olympic USA, Inc. issued a press release reporting financial results for the third quarter ended September 30, 2003 and providing financial and operational guidance for the full years 2003 and 2004. A copy of the press release is attached as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2003	TECHNICAL OLYMPIC USA, INC.

/s/ Randy L. Kotler Randy L. Kotler Vice President — Chief Accounting Officer

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